Exhibit 10.4
AMENDMENT NO. 1 AND JOINDER TO CREDIT AGREEMENT
This Amendment No. 1 and Joinder to Credit Agreement (this "Amendment"), dated as of March 30, 2012 (the "Amendment Effective Date"), is entered into by TESORO LOGISTICS LP, a Delaware limited partnership (the "Borrower"), the lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and L/C Issuer, and for purposes of Section 8 hereof, the Subsidiary Guarantors (as defined in the Credit Agreement defined below).
INTRODUCTION
Reference is made to the Credit Agreement dated as of April 26, 2011 (as modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and the Administrative Agent.
The Borrower has requested, and the Administrative Agent and the Lenders have agreed, to make certain amendments to the Credit Agreement, to increase the Aggregate Commitments under the Credit Agreement and to add new Lenders to the Credit Agreement. Furthermore, certain of the Lenders have severally agreed to increase their respective Commitments on the terms and conditions set forth herein.
In connection with the foregoing, the Lenders and the Administrative Agent have agreed on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment of Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Acquisition" in its entirety with the following:

"Acquisition" means the acquisition, directly or indirectly, by any Person of (a) a majority of the Equity Interests of another Person, (b) all or substantially all of the assets of another Person, (c) all or substantially all of a line of business or division of another Person, (in each case above (i) whether or not involving a merger or a consolidation with such other Person and (ii) whether in one transaction or a series of related transactions), or (d) any material properties or assets, the acquisition price for which constitutes, in an individual transaction, 10% or more of the consolidated assets of the Loan Parties after giving effect to such Acquisition (but in any case excluding any ordinary course capital expenditures of the Loan Parties or replacements of existing equipment, property or assets of the Loan Parties).

(b)Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Investment" in its entirety with the following:

"Investment" means, as to any Person, any direct or indirect Acquisition or investment by such Person in another Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
(c)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

"Marine Terminal Use and Throughput Agreement" means that certain Marine Terminal Use and Throughput Agreement dated as of April 1, 2012, between TRMC and Opco.
(d)Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Material Contract" in its entirety with the following:

"Material Contract" means (a) the Operational Services Agreement, the Omnibus Agreement, the Pipeline Transportation Services Agreements, the Trucking Transportation Services Agreement, the Master Terminalling Services Agreement, the Storage and Transportation Services Agreement, the Short Haul Pipeline Agreement, the Marine Terminal Use and Throughput Agreement, and any similar type of agreement relating to any future Contributed Assets, (b) any other agreement or instrument entered into on or after the date of this Agreement to which any Loan Party is a party and which otherwise constitutes a material agreement or material instrument relating to the acquisition of, or establishment of, material assets (which assets would constitute 10% or more of the consolidated assets of the Loan Parties after giving effect to such acquisition or establishment) or material operations (which operations would constitute 10% or more of the anticipated revenues of the Loan Parties after giving effect to such acquisition or establishment) by any Loan Party, including without limitation the Conveyance and Contribution Agreement dated as of April 1, 2012, between the Borrower, the General Partner, Opco, Tesoro, and TRMC, and (c) any other material documents, agreements or instruments related to any of the foregoing (i) to which any Loan Party is a party, and (ii) which, if terminated or cancelled, could reasonably be expected to have a Material Adverse Effect.
(e)Section 2.13 of the Credit Agreement is hereby amended by replacing clause (a) thereto in its entirety with the following:

(a)    Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request increases in the Aggregate Commitments; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) no such increase shall be permitted if after giving effect thereto the Aggregate Commitments would exceed $450,000,000, and (iii) in the case of any such increase which would result in the Aggregate Commitments exceeding $300,000,000, the Loan Parties shall have taken all actions reasonably required by the Administrative Agent to maintain the validity, effectiveness, and priority of the Collateral Documents and the Liens intended to be granted thereunder. At the time of sending such notice to the Administrative Agent, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).
(f)Section 7.05 of the Credit Agreement is hereby amended by replacing clause (d) thereto in its entirety with the following:

(d)    Dispositions of property by the Borrower or any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Loan Party, the transferee thereof must be a Loan Party;
(g)The Credit Agreement is hereby amended by replacing Schedule 2.01 in its entirety with Schedule 2.01 attached hereto. Upon effectiveness of this Amendment each Lender shall have the Commitment set forth opposite such Lender's name on Schedule 2.01 attached hereto under the caption "Commitment".

Section 3.Increase of Commitments and Addition of New Lenders. To effectuate the increase in the Aggregate Commitments under the Credit Agreement, certain Lenders have severally agreed to increase their respective Commitments. Effective on the Amendment Effective Date, the Commitment of each such Lender is increased to the respective Commitment set forth opposite its name on Schedule 2.01 attached hereto under the caption "Commitment". Effective on the Amendment Effective Date, each of Comerica Bank, OneWest Bank, FSB, PNC Bank, National Association, and UBS Loan Finance LLC (collectively, the "New Lenders") is hereby added to the Credit Agreement as a Lender, with a Commitment as provided on Schedule 2.01 attached hereto, and each such New Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.

Section 4.Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
Section 5.Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by the Borrower are within the corporate or equivalent power and authority of the Borrower and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment and the Credit Agreement as amended hereby constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by general principles of equity, (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 5(c) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (d) no Default exists or will result from this Amendment, and (e) the Liens under the Collateral Documents are valid and subsisting.

Section 6.Effect on Credit Documents. (a) Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement or any other Loan Document. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents (subject to any applicable materiality thresholds and/or cure periods).

(b)Any Loans outstanding on the Amendment Effective Date shall be re-allocated among the Lenders so that the Loans outstanding immediately following the increase in the Aggregate Commitments under this Amendment are held by the Lenders in proportion to the Lenders' respective Applicable Percentages (giving effect to such increase). The Borrower shall not be required to prepay any outstanding Loans to achieve the re-allocation described in the foregoing sentence but hereby agrees to the re-allocation of the Loans among the Lenders to the extent necessary to cause the outstanding Loans to be ratable in proportion to the Lenders' respective Applicable Percentages.

Section 7.Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein as of the Amendment Effective Date, upon the satisfaction of the following conditions:

(a)the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the General Partner acting on behalf of the Borrower and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b)the Administrative Agent (or its counsel) shall have received each of the following items, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of the General Partner acting on behalf of the applicable Loan Party:

(i)a Note for each New Lender requesting a Note; and

(ii)a certificate dated as of the Amendment Effective Date signed by a Responsible Officer of the General Partner, acting on behalf of the Borrower and each Subsidiary Guarantor, (w) certifying each of the Borrower's and each Subsidiary Guarantor's existence and good standing in its state of organization, (x) certifying that the governing documents of the Borrower and each Subsidiary Guarantor have not been modified since previously certified to the Administrative Agent and remain in full force and effect, (y) certifying and attaching the resolutions adopted by the Borrower and each Subsidiary Guarantor approving or consenting to this Amendment and the increase to the Commitments hereunder, and (z) certifying that, before and after giving effect to this Amendment and the increase to the Commitments hereunder, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of such certificate the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists or will result from this Amendment and the increase to the Commitments hereunder; and

(c)the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each New Lender joining the Credit Agreement hereby that has delivered a new Commitment with respect to the Credit Agreement to the Administrative Agent (or its counsel) (A) by 5:00 p.m. (Central time) on March 23, 2012, an upfront fee equal to 27.5 basis points on the amount of such New Lender's Commitment as set forth opposite such New Lender's name on Schedule 2.01 attached hereto or (B) by 2:00 p.m. (Central time) on March 27, 2012, an upfront fee equal to 25 basis points on the amount of such New Lender's Commitment as set forth opposite such New Lender's name on Schedule 2.01 attached hereto, (ii) for the account of each Lender increasing its Commitment pursuant hereto that has delivered an increased Commitment with respect to the Credit Agreement to the Administrative Agent (or its counsel) (A) by 5:00 p.m. (Central time) on March 23, 2012, an upfront fee equal to 27.5 basis points on the amount by which such Lender's Commitment is increased or (B) by 2:00 p.m. (Central time) on March 27, 2012, an upfront fee equal to 25 basis points on the amount by which such Lender's

Commitment is increased, and (iii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment.

Section 8.Reaffirmation of Guaranty. By its signature hereto, each Subsidiary Guarantor represents and warrants that such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Amendment.

Section 9.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK.

Section 10.Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 11.ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]
#3989682

EXECUTED as of the first date above written.
TESORO LOGISTICS LP
By: TESORO LOGISTICS GP, LLC, its
general partner
By: /s/ PHILLIP M. ANDERSON
Name: Phillip M. Anderson
Title: President

TESORO LOGISTICS OPERATIONS LLC

By: TESORO LOGISTICS LP, its
sole member
By: TESORO LOGISTICS GP, LLC, its
general partner
By: /s/ PHILLIP M. ANDERSON
Name: Phillip M. Anderson
Title: President

TESORO HIGH PLAINS PIPELINE COMPANY LLC

By: TESORO LOGISTICS LP, its
sole member
By: TESORO LOGISTICS GP, LLC, its
general partner
By: /s/ PHILLIP M. ANDERSON
Name: Phillip M. Anderson
Title: President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ RONALD E. MCKAIG
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer
By: /s/ RONALD E. MCKAIG
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ MICHAEL REAL
Name: Michael Real
Title: Director

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

CITIBANK, N.A.
By: /s/ JOHN MILLER
Name: John Miller
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS
By: /s/ MICHAEL GETZ
Name: Michael Getz
Title: Vice President

By: /s/ MARCUS M. TARKINGTON
Name: Marcus M. Tarkington
Title: Director

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

ROYAL BANK OF CANADA
By: /s/ JASON S. YORK
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ CHRISTOPHER REO DAY
Name: Christopher Reo Day
Title: Vice President

By: /s/ VIPUL DHADDA
Name: Vipul Dhadda
Title: Associate

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

JPMORGAN CHASE BANK, N.A.
By: /s/ THOMAS OKAMOTO
Name: Thomas Okamoto
Title: Authorized Officer

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

SUNTRUST BANK
By: /s/ CARMEN MALIZIA
Name: Carmen Malizia
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC
By: /s/ TODD VAUBEL
Name: Todd Vaubel
Title: Authorised Signatory

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

RAYMOND JAMES BANK, N.A.
By: /s/ SCOTT G. AXELROD
Name: Scott G. Axelrod
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

BARCLAYS BANK PLC
By: /s/ MICHAEL J. MOZER
Name: Michael J. Mozer
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

AMEGY BANK, NATIONAL ASSOCIATION
By: /s/ WILLIAM B. ROBINSON
Name: William B. Robinson
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

REGIONS BANK
By: /s/ DAVID VALENTINE
Name: David Valentine
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

COMERICA BANK
By: /s/ JOEY POWELL
Name: Joey Powell
Title: Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

ONEWEST BANK, FSB
By: /s/ DAVID G. LIGON
Name: David G. Ligon
Title: EVP

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION
By: /s/ JONATHAN PARKER
Name: Jonathan Parker
Title: Assistant Vice President

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

UBS LOAN FINANCE LLC
By: /s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director

By: /s/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director

Signature Page to Amendment No. 1 and Joinder to Credit Agreement

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$20,000,000.00	6.666666667%
Wells Fargo Bank, National Association	$20,000,000.00	6.666666667%
Citibank, N.A.	$20,000,000.00	6.666666667%
Deutsche Bank Trust Company Americas	$20,000,000.00	6.666666667%
Royal Bank of Canada	$20,000,000.00	6.666666667%
Credit Suisse AG, Cayman Islands Branch	$20,000,000.00	6.666666667%
JPMorgan Chase Bank, N.A.	$20,000,000.00	6.666666667%
SunTrust Bank	$20,000,000.00	6.666666667%
The Royal Bank of Scotland plc	$20,000,000.00	6.666666667%
Raymond James Bank, N.A.	$10,000,000.00	3.333333333%
Barclays Bank PLC	$20,000,000.00	6.666666667%
Amegy Bank, National Association	$15,000,000.00	5.000000000%
Regions Bank	$15,000,000.00	5.000000000%
Comerica Bank	$15,000,000.00	5.000000000%
OneWest Bank, FSB	$15,000,000.00	5.000000000%
PNC Bank, National Association	$15,000,000.00	5.000000000%
UBS Loan Finance LLC	$15,000,000.00	5.000000000%
TOTAL	$300,000,000.00	100.000000000%

Schedule 2.01 to Credit Agreement